News release

FOR IMMEDIATE RELEASE

Avantor® Appoints Sanjeev Mehra to its Board of Directors

RADNOR, Pa. – December 4, 2025 – Avantor, Inc. (NYSE: AVTR), a leading global provider of mission-critical products and services to customers in the life sciences and advanced technology industries, today announced the appointment of Sanjeev Mehra to its Board of Directors, effective immediately.

Mr. Mehra is Co-Founder and serves as Managing Partner of Periphas Capital LP, a private equity firm focused on investing in technology enabled businesses in services, consumer and industrial end markets. Prior to founding Periphas, Mr. Mehra spent over 30 years at Goldman, Sachs & Co., where he served as Vice Chairman of the Global Private Equity business, as co-head of US Private Equity and as a Partner of the firm for 18 years. He is also a member of the Board of OPENLANE, Inc. and ShipMonk, Inc.

"Sanjeev has spent his career helping companies drive growth and unlock shareholder value, and we welcome his expertise to Avantor," said Gregory Summe, Chairman of the Avantor Nominating & Governance Committee. "I have worked with Sanjeev at other companies and believe he will be very helpful as we implement the Avantor Revival plan, with an immediate focus on accelerating growth and increasing profitability."

"Avantor's impressive global reach, distribution network and innovative products provide a strong foundation," said Mr. Mehra. "I look forward to working closely with the management team and the rest of the Board to execute on the Avantor Revival plan, help return the company to growth and deliver increased shareholder value."

About Sanjeev Mehra
Sanjeev Mehra is founder and Managing Partner of Periphas Capital. Mr. Mehra was also a founding member of Goldman Sachs' Principal Investment Area ("PIA"), the firm's private investing arm of its Merchant Banking Division ("MBD") and served on its Investment Committee from 1998 to 2017.

Over his career, Mr. Mehra has served on the Boards of more than 25 companies, including Burger King, ARAMARK, Great Plains Software, Hexcel Corporation, Interline Brands, KAR Auction Services, Nalco, NetJets and SunGard Data Systems.

Mr. Mehra holds a bachelor's degree in economics from Harvard College and an MBA from Harvard Business School.

About Avantor

Avantor® is a leading life science tools company and global provider of mission-critical products and services to the life sciences and advanced technology industries. We work side-by-side with customers at every step of the scientific journey to enable breakthroughs in medicine, healthcare, and technology. Our portfolio is used in virtually every stage of the most important research, development and production activities at more than 300,000 customer locations in 180 countries. For more information, visit avantorsciences.com and find us on LinkedIn, X (Twitter) and Facebook.

Forward-Looking and Cautionary Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, including our cost transformation initiative, objectives, future performance and business. These statements may be preceded by, followed by or include the words "aim," "anticipate," "assumption," "believe," "continue," "estimate," "expect," "forecast," "goal," "guidance," "intend," "likely," "long-term," "near-term," "objective," "opportunity," "outlook," "plan," "potential," "project," "projection," "prospects," "seek," "target," "trend," "can," "could," "may," "should," "would," "will," the negatives thereof and other words and terms of similar meaning.

Forward-looking statements are inherently subject to risks, uncertainties and assumptions; they are not guarantees of performance. You should not place undue reliance on these statements. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, we cannot assure you that the assumptions and expectations will prove to be correct. Factors that could contribute to these risks, uncertainties and assumptions include, but are not limited to, the factors described in "Risk Factors" in our most recent Annual Report on Form 10-K, and subsequent quarterly reports on Form 10-Q, as such risk factors may be updated from time to time in our periodic filings with the SEC.

All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. In addition, all forward-looking statements speak only as of the date of this press release. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws.

Investor Relations Contact

Allison Hosak
Senior Vice President, Global Communications
Avantor
908-329-7281
Allison.Hosak@avantorsciences.com

Media Contact
Eric Van Zanten
Head of External Communications
Avantor
610-529-6219
Eric.Vanzanten@avantorsciences.com

Source: Avantor and Financial News